Exhibit 10.11
SIXTH AMENDED AND RESTATED
FOX FACTORY HOLDING CORP.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

The Fox Factory Holding Corp. Board of Directors (the “Board”) shall review and approve the amount of compensation, including cash and equity-based compensation, to be paid to non-employee directors pursuant to the Non-Employee Director Compensation Policy (this “Policy”) on at least an annual basis. Each year, the Board, together with the Compensation Committee (the “Committee”), shall review the Company’s total non-employee director compensation program to ensure that it is designed to achieve the Company’s goals and compensation objectives to attract, engage, reward for results, and retain individuals in an effort to advance the interests of the Company and its stockholders. In conducting its annual review, the Board and the Committee may consider information provided by the Company’s human resources staff, independent compensation consultants and compensation data service providers. The ultimate amount and form of compensation to be paid to non-employee directors for their service on the Board and/or any Board or committee position held by such non-employee director may be determined and changed from time to time by the Board in its discretion.

CASH COMPENSATION

Retainer for Serving as Non-Employee Chairperson of the Board

Should the Board have a Chairperson that is a non-employee director, the Chairperson shall be paid an annual retainer, which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive as set forth herein (as such amounts may be changed from time to time by the Board in its discretion).

Retainer for Serving as Lead Independent Director

Should the Board have a Lead Independent Director, the Lead Independent Director shall be paid an annual retainer, which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive as set forth herein (as such amounts may be changed from time to time by the Board in its discretion).

Retainers for Serving as Committee Chairpersons

Non-employee directors shall be paid annual retainers for serving as the chairperson of the following committees of the Board, which retainer shall be payable quarterly in arrears, plus the other retainers and compensation such non-employee directors may be eligible to receive as set forth herein (as such amounts may be changed from time to time by the Board in its discretion):

•Audit Committee
•Compensation Committee
•Nominating and Corporate Governance Committee

Non-employee directors shall, at the discretion of the Board, be paid an annual retainer for serving as the chairperson of any other committee of the Board.

Retainer for Serving on the Board

Each non-employee director shall be paid an annual retainer for his or her service on the Board, which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive as set forth herein (as such amounts may be changed from time to time by the Board in its discretion). The Board, in its discretion, may determine if separate meeting fees are also to be paid for Board meetings attended by the non-employee directors.

Retainers for Serving on Committees

Non-employee directors shall be paid annual retainers for serving on the following committees of the Board, which retainer shall be payable quarterly in arrears, plus the other retainers and

Exhibit 10.11
compensation such non-employee directors may be eligible to receive as set forth herein (as such amounts may be changed from time to time by the Board in its discretion):

•Audit Committee
•Compensation Committee
•Nominating and Corporate Governance Committee

Non-employee directors shall, at the discretion of the Board, be paid an annual retainer for serving on any other committee of the Board. The Board may determine, in its discretion, if separate meeting fees are also to be paid for committee meetings attended by the non-employee directors.

Retainer Proration

If a non-employee director (a) becomes the Chairperson of the Board, (b) becomes the Lead Independent Director, (c) becomes a Committee Chairperson, (d) joins the Board, or (e) joins a committee (each a “Retainer Event”), on a day other than the first day of the fiscal year, such non-employee director shall be entitled to receive a prorated retainer for such service. Such prorated retainer shall be determined by multiplying the applicable annual retainer amount (or such other amount as determined by the Board in its sole discretion) times a fraction, (i) the numerator of which shall be the difference between four and the number of quarters that have lapsed since the beginning of the fiscal year end preceding the Retainer Event, and (ii) the denominator of which is four. Such prorated retainer shall be paid quarterly in arrears.

EQUITY-BASED COMPENSATION

At the discretion of the Board, non-employee directors shall be granted annual equity-based compensation awards each year in the form of restricted stock units pursuant to any applicable equity-based compensation plan of the Company then effect, as such plans are amended from time to time. Such awards shall be subject to such terms and conditions as may be set forth in the applicable award agreement and plan.

General Non-Employee Director Annual Award

Subject to applicable laws and the Company’s policies then in place for equity-based awards, the non-employee directors who serve on the Board immediately following each annual meeting of the Company shall, at the Board’s discretion, be entitled to receive an annual award of restricted stock units. The number of restricted stock units to be awarded annually shall be determined by the Board in its sole discretion. Such annual awards, if any, shall be granted on the date of the Company’s annual meeting or, alternatively, to the extent determined appropriate by the Board in its discretion, during the Company’s open trading window that follows the Company’s annual meeting.

If a non-employee director joins the Board on a day other than the date of the annual meeting, such non-employee director shall, at the Board’s discretion, be entitled to receive a prorated award of restricted stock units. Such prorated award shall be determined by multiplying the implied dollar value of the restricted stock units awarded, in the Board’s sole discretion, to the directors serving on the date of the annual meeting times a fraction, (i) the numerator of which shall be the difference between 365 and the number of days that have lapsed since the annual meeting immediately preceding the day such non-employee director joined the award, and (ii) the denominator of which is 365. The product resulting from the prior sentence shall then be divided by the closing price of the Company’s common stock on the date of grant to determine the number of restricted stock units to be awarded. Such annual award, if any, shall be granted on the date such director joins the Board or, alternatively, to the extent determined appropriate by the Board in its discretion, during the Company’s open trading window that follows the date that such director joins the Board.

Chairperson/Lead Independent Director Annual Award

Exhibit 10.11

Subject to applicable laws and the Company’s policies then in place for equity-based awards, the non-employee director who serves as Chairperson or Lead Independent Director of the Board, if any, immediately following each annual meeting of the Company shall, at the Board’s discretion, be entitled to receive an annual award of restricted stock units. The number of restricted stock units to be awarded annually shall be determined by the Board in its sole discretion. Such annual award, if any, shall be granted on the date of the Company’s annual meeting or, alternatively, to the extent determined appropriate by the Board in its discretion, during the Company’s open trading window that follows the Company’s annual meeting.

If a non-employee director becomes the Chairperson or Lead Independent Director of the Board on a day other than the date of the annual meeting, such non-employee director shall be entitled to receive a prorated award of restricted stock units. Such prorated award shall be determined by multiplying the implied dollar value of restricted stock units which would have been granted to a director serving as the Chairperson or Lead Independent Director on the date of the annual meeting times a fraction, (i) the numerator of which shall be the difference between 365 and the number of days that have lapsed since the annual meeting immediately preceding the day such non-employee director became the Chairperson or Lead Independent Director of the Board, and (ii) the denominator of which is 365. The product resulting from the prior sentence shall then be divided by the closing price of the Company’s common stock on the date of grant to determine the number of restricted stock units to be awarded. Such annual award, if any, shall be granted on the date such director becomes the Chairperson or Lead Independent Director of the Board or, alternatively, to the extent determined appropriate by the Board in its discretion, during the Company’s open trading window that follows the date that such director becomes the Chairperson or Lead Independent Director of the Board.

EXPENSE REIMBURSEMENT

Each of the non-employee directors shall be entitled to receive reimbursement for reasonable, documented expenses that he or she actually and properly incurs in connection with attending Board meetings and his or her duties as a director.

DIRECTORS HOLDING 5% OR MORE OF THE COMPANY’S STOCK AND REPRESENTATIVES OF STOCKHOLDERS HOLDING 5% OR MORE OF THE COMPANY’S STOCK

Notwithstanding the foregoing, any non-employee director who, directly or indirectly, beneficially owns 5% or more of the Company’s outstanding securities or is employed by or represents a stockholder of the Company that, directly or indirectly, beneficially owns 5% or more of the Company’s outstanding securities shall not be entitled to receive any cash compensation or equity-based compensation for his or her service on the Board. Such non-employee director shall, however, be entitled to receive reimbursement for reasonable, documented expenses which he or she actually and properly incurs in connection with attending Board meetings and their duties as a director.

AMENDMENTS, REVISION AND TERMINATION

This policy may be amended, revised or terminated by the Board of Directors at any time and from time-to-time in its sole discretion.
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Sixth Amended and Restatement Approved by the Compensation Committee: May 3, 2022
Sixth Amended and Restatement Approved by the Board: May 4, 2022
Effective: January 1, 2022